                                                                   Exhibit 15(b)

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY


            KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Kelley A. Howes, Girard C. Miller, and Loren M. Starr, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 17th day of May, 2004.



Signature                                           Title                            Date
 /s/ Dennis B. Mullen                               Trustee                          May 17, 2004
------------------------------------
Dennis B. Mullen

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY


            KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Kelley A. Howes, Girard C. Miller, and Loren M. Starr, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 17th day of May, 2004.





Signature                                           Title                            Date
 /s/  James T. Rothe                                Trustee                          May 17, 2004
------------------------------------
James T. Rothe

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY


            KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Kelley A. Howes, Girard C. Miller, and Loren M. Starr, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 17th day of May, 2004.





Signature                                           Title                            Date
 /s/  William D. Stewart                            Trustee                          May 17, 2004
------------------------------------
William D. Stewart

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY


            KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Kelley A. Howes, Girard C. Miller, and Loren M. Starr, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 17th day of May, 2004.





Signature                                           Title                            Date
 /s/  Martin H. Waldinger                           Trustee                          May 17, 2004
------------------------------------
Martin H. Waldinger

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY


            KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Kelley A. Howes, Girard C. Miller, and Loren M. Starr, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 17th day of May, 2004.





Signature                                               Title                                Date
 /s/  William F. McCalpin                               Trustee                              May 17, 2004
------------------------------------
William F. McCalpin

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY


            KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Kelley A. Howes, Girard C. Miller, and Loren M. Starr, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 17th day of May, 2004.





Signature                                           Title                            Date
 /s/  Thomas H. Bailey                              Trustee                          May 17, 2004
------------------------------------
Thomas H. Bailey

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY


            KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Kelley A. Howes, Girard C. Miller, and Loren M. Starr, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 17th day of May, 2004.





Signature                                           Title                            Date
 /s/  John W. McCarter, Jr.                         Trustee                          May 17, 2004
------------------------------------
John W. McCarter, Jr.

